Exhibit 10.1

AMENDMENT NO. 2

TO

SERVICES AGREEMENT

This AMENDMENT NO. 2 (the “Amendment”), dated as of February 28, 2009, to the Services Agreement (the “Original Agreement”) dated as of May 23, 2007, by and between SPECTRUM GLOBAL FUND ADMINISTRATION, L.L.C., a Delaware limited liability company (“Company”), on the one hand, and WORLD MONITOR TRUST II – SERIES D (“Series D”), WORLD MONITOR TRUST II – SERIES E (“Series E”) and WORLD MONITOR TRUST II – SERIES F (“Series F”), each of which are separate series of WORLD MONITOR TRUST II, a Delaware statutory trust (“WMT II” and, together with Series D, Series E and Series F, the “Client”), on the other hand, as amended by Amendment No. 1 to the Original Agreement dated January 1, 2009.

W I T N E S S E T H :

WHEREAS, the Company and the Client entered into the Original Agreement; and

WHEREAS, the Company and the Client desire to amend the Original Agreement.

NOW, THEREFORE, the parties hereto do hereby agree as follows:

1. Amendment to the Original Agreement. The Company and the Client agree that Exhibit B to the Original Agreement shall be deleted in its entirety and replaced with Exhibit B attached hereto.

2. Remainder of Original Agreement. Except as provided in Section 1 hereof, the Original Agreement remains unchanged and in full force and effect, and each reference to the Original Agreement and words of similar import in the Agreement, as amended hereby, shall be a reference to the Original Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

3.	Miscellaneous.

(a) Capitalized Terms. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Original Agreement.

(b) Entire Agreement. This Amendment No. 2 constitutes the entire agreement and understanding of the parties hereto with respect to its subject matter and supercedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

(c) Amendments. No amendment, modification or waiver in respect of this Amendment No. 2 will be effective unless in writing (including a writing evidenced by facsimile transmission) and executed by each of the parties hereto.

(d) Counterparts. This Amendment No. 2 may be executed and delivered in counterparts (including by facsimile), each of which will be deemed an original.

(e) Headings. The headings used in this Amendment No. 2 are for convenience of reference only and are not to affect the constructions of or be taken into consideration in interpreting this Amendment No. 2.

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IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the day and year first written above.

CLIENT:

WORLD MONITOR TRUST II – SERIES D		COMPANY:

By:	Preferred Investment Solutions Corp., its Managing Owner	SPECTRUM GLOBAL FUND ADMINISTRATION, L.L.C.

By:	/s/ Esther E. Goodman	By:	/s/ Carol A. Burke
Name:	Esther E. Goodman	Name:	Carol A. Burke
Title:	Senior Executive Vice President and Chief Operating Officer	Title:	Chief Executive Officer

WORLD MONITOR TRUST II – SERIES E

By:	Preferred Investment Solutions Corp., its Managing Owner

By:	/s/ Esther E. Goodman
Name:	Esther E. Goodman
Title:	Senior Executive Vice President and Chief Operating Officer

WORLD MONITOR TRUST II – SERIES F

By:	Preferred Investment Solutions Corp., its Managing Owner

By:	/s/ Esther E. Goodman
Name:	Esther E. Goodman
Title:	Senior Executive Vice President and Chief Operating Officer

EXHIBIT B: SERVICE FEES AND PAYMENT

Implementation Fee:

None

Administrative Services Fee:

Series D:

0.12% per annum of net assets in managed accounts in the name of Series D

No charge for net assets invested by Series D in any aggregate trading vehicle for which the Company is paid an administrative services fee

Series E:

0.12% per annum of net assets in managed accounts in the name of Series E

No charge for net assets invested by Series E in any aggregate trading vehicle for which the Company is paid an administrative services fee

Series F:

0.12% per annum of net assets in managed accounts in the name of Series F

No charge for net assets invested by Series F in any aggregate trading vehicle for which the Company is paid an administrative services fee